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                                                                   EXHIBIT 10.38





                                February 18, 1999


Robert E. Selwyn, Jr.
Granite Broadcasting Corporation
400 North Ridge Road
Suite 890
Atlanta, Georgia 30350

Dear Bob:

         This is to confirm our agreement to extend the term of your Employment Agreement dated January 24, 1997 until January 31, 2003. During the twelve months ended January 31, 2003, you will continue as a Granite employee under the terms of the employment agreement with a commitment to work as a backup to a new chief operating officer on a part-time basis. Your compensation and benefits would be adjusted on a pro-rata basis, or as we mutually agree, to reflect the reduced working hours.

                                               GRANITE BROADCASTING CORPORATION



                                               By: /S/ W. DON CORNWELL
                                                   ----------------------------
                                               Name:   W. Don Cornwell
                                               Title:  Chief Executive Officer


ACCEPTED AND AGREED:




/S/ ROBERT E. SELWYN, JR.
------------------------------
Robert E. Selwyn, Jr.
Dated:  February 28, 1999